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                                                                    EXHIBIT 23-1
                                                                    ------------

                         INDEPENDENT AUDITORS CONSENT


          We consent to the incorporation by reference in this Registration Statement of Northrop Grumman Corporation on Form S-3 of our report dated March 22, 1999, appearing in the Annual Report on Form 10-K of Northrop Grumman Corporation for the year ended December 31, 1998, and to the reference to us under the heading "Experts" in such Registration Statement.


DELOITTE & TOUCHE LLP
Los Angeles, California

May 10, 1999